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                                                                EXHIBIT 10.43

                             REGISTRATION AGREEMENT

     REGISTRATION AGREEMENT dated as of July 30, 1999 between General Dynamics Corporation, a Delaware corporation (the "Parent Corporation"), and each of the persons whose names are set forth on the signature page of this Agreement (referred to in this Agreement individually as a "Stockholder" and collectively as the "Stockholders").

     The Parent Corporation, Tara Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Parent Corporation, and Gulfstream Aerospace Corporation, a Delaware corporation (the "Company"), are parties to an Agreement and Plan of Merger dated as of May 16, 1999 (as in effect as of the date hereof, the "Merger Agreement"). Pursuant to the Merger Agreement, each of the Stockholders will be issued shares of the Common Stock, par value $1.00 per share (the "Parent Common Stock"), of the Parent Corporation.

     The Parent Corporation and the Stockholders have entered into this Agreement for the purpose of evidencing certain agreements among the parties relating to the grant of registration rights by the Parent Corporation to the Stockholders.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. For purposes of this Agreement, the following terms have the meanings set forth below:

     "Majority Holders" means the holders of a majority of the Registrable Securities included in the relevant registration statement at the time the particular action is taken.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Registrable Securities" means (a) any Parent Common Stock issued to the Stockholders pursuant to the Merger Agreement and (b) any securities issued or issuable with respect to the securities referred to in clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

     "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to this Agreement, including all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or the Stockholders in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Parent Corporation and of counsel for any other Person reasonably requested by the Majority Holders, the fees and expenses of the Parent Corporation's independent public accountants and any other independent public accountants whose opinions are included in the registration statement, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, all fees and disbursements of underwriters (other than underwriting discounts and


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commissions), all transfer taxes, and the reasonable fees and expenses of counsel and accountants to the Stockholders; provided that Registration Expenses will exclude, and the Stockholders will pay, all underwriting discounts and commissions in respect of the Registrable Securities being registered by such Stockholders. In connection with any registration pursuant to this Agreement, the Parent Corporation will not be obligated to pay the fees and expenses for more than one counsel, other than local and special counsel, or for more than one firm of accountants representing the Stockholders.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Shelf Registration Statement" means any registration statement that provides for the offering of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar or successor rule then in force).

     Except as otherwise provided herein, all capitalized terms used in this Agreement will have the respective meanings provided in the Merger Agreement.

     SECTION 2. Initial Registration.

     2.1 Filing of Initial Registration Statement. On June 18, 1999, the Parent Corporation filed a registration statement on Form S-3 (the
"Initial Registration Statement") with the Securities and Exchange Commission relating to the proposed underwritten secondary public offering by the Stockholders of Registrable Securities (the "Initial Offering"). In accordance with the provisions of Section 6 of this Agreement, the Parent Corporation will use its best efforts to cause the Initial Registration Statement to become effective as of the date of the public release of the combined financial results of the Parent Corporation and the Company contemplated pursuant to
Section 6.20 of the Merger Agreement (the "Earnings Release"). The Parent Corporation will use its best efforts to maintain the effectiveness of the Initial Registration Statement for a period of time, not to exceed 120 days after the date of the Earnings Release or such longer period as the Parent Corporation and the Majority Holders may agree (the "Initial Registration Period"), in order to permit the completion of the Initial Offering in the manner contemplated by the Initial Registration Statement.

     2.2 Postponement of Effectiveness. At any time and from time to time prior to the effectiveness of the Initial Registration Statement, the Majority Holders may, by delivery of written notice to the Parent Corporation, request that the Parent Corporation delay the effectiveness of the Initial Registration Statement or withdraw the Initial Registration Statement. Thereafter, at any time prior to the expiration of the Initial Registration Period, the Majority Holders may, by delivery of written notice to the Parent Corporation, request that the Parent Corporation use its best efforts to cause the Initial Registration Statement to become effective as soon as practicable after the date of such notice. Any Registrable Securities not included in the Initial Registration Statement when filed will be included in the Initial Registration Statement upon the request of the holder thereof, such request to be made not later than five days prior to the effective date of the Initial Registration Statement.

     2.3 Registration Expenses. The Parent Corporation will pay all Registration Expenses incurred in connection with the Initial Registration Statement and the Initial Offering.

     2.4 Prohibited Activities. Until the expiration of the Initial Registration Period, the Parent Corporation will not effect any public sale or distribution of its equity securities or any securities convertible into or exchangeable or exercisable for such securities, or make any filing with the

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Securities and Exchange Commission with respect to such sale or distribution
(including on Form S-4 or any similar or successor form), except pursuant to registrations on Form S-8 or any similar or successor form. The Parent Corporation has not entered into, and until the end of the Initial Registration Period will not enter into, any agreement or transaction (a) which would allow any Person to request registration of its equity securities or any securities convertible into or exchangeable or exercisable for such securities prior to the expiration of the Initial Registration Period or (b) the effect of which would be to adversely affect the ability of the Initial Registration Statement to be declared effective on the date of the Earnings Release and through the expiration of the Initial Registration Period.

     SECTION 3. Subsequent Demand Registrations.

     3.1 Requests for Demand Registrations. At any time after the expiration of the Initial Registration Period, the holders of at least 40 percent of the Registrable Securities will have the right to require the Parent Corporation to effect, and the Parent Corporation will be required to use its best efforts to effect, two, or if the Initial Registration Statement has not become effective, three, registrations under the Securities Act (the "Demand Registrations") of all or part of their Registrable Securities. Each Demand Registration will be on Form S-2 or S-3 or any similar or successor short-form registration, if available, or if such forms are not available to effect a Demand Registration, such other form of the Securities and Exchange Commission as is available. If requested by the Majority Holders, and the Parent Corporation is then eligible to use such a registration, the Demand Registration will be made on a Shelf Registration Statement. Each request for a Demand Registration will specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within five business days after receipt of any such request, the Parent Corporation will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Parent Corporation has received written requests for inclusion therein no later than five days prior to the effective date of the registration statement.

     3.2 Priority on Demand Registrations; Right to Withdraw. The Parent Corporation will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Majority Holders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Parent Corporation that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Majority Holders, the Parent Corporation will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the acceptable price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. If, as a result of the proration provisions set forth in the previous sentence, any holder of Registrable Securities is not entitled to include all Registrable Securities previously requested to be included in such registration, such holder may elect to withdraw such holder's request to include Registrable Securities in such registration or may reduce the number requested to be included; provided that such request must be made in writing prior to the execution of the underwriting agreement.

     3.3 Restrictions on Demand Registrations. The Parent Corporation will not be obligated to effect a Demand Registration within 90 days after the effective date of the previous Demand Registration. The Parent Corporation may postpone for up to 90 days the filing or effectiveness of a registration statement for a Demand Registration, and may terminate the effectiveness of and withdraw for a period of up to 90 days any Shelf Registration Statement filed pursuant to a Demand

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Registration, if the Parent Corporation promptly notifies the holders of
Registrable Securities in writing that the Board of Directors of the Parent Corporation has determined in good faith that effecting such Demand Registration, or continuing the effectiveness of such registration statement, would reasonably be expected to have a material adverse effect on any proposal or plan by the Parent Corporation or any of its Subsidiaries to engage in any material acquisition of assets, merger, consolidation, tender offer or other material transaction the public disclosure of which the Board of Directors of the Parent Corporation has determined in good faith is not in the best interests of the Parent Corporation and provides an approximation of the anticipated duration of the postponement. In such event, the requested Demand Registration, or the Demand Registration pursuant to which the withdrawn registration was filed, will not count for purposes of the requests for Demand Registrations to which the Stockholders are entitled under this Agreement. The Parent Corporation may exercise its rights under this Section 3.3 only one time in any six-month period and the exercise of one right under this Section 3.3 in any six-month period will preclude the exercise of any other right under this Section 3.3 during the same six-month period. The Parent Corporation acknowledges that its rights under this Section 3.3 may not be exercised at any time during the Initial Registration Period.

     3.4 Registration Expenses. All Registration Expenses incurred in connection with any Demand Registration will be borne by the Parent Corporation.

     3.5 Selection of Underwriters. The Majority Holders will have the right to select the investment bankers and managers to administer each underwritten Demand Registration. Such investment bankers and managers will be of national prominence.

     3.6 Effective Registration Statement.  A registration requested pursuant to
Section 3.1 will not be deemed to have been effected (a) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 180 days (or such shorter period terminating when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (b) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental agency or court for any reason not attributable to the holders registering Registrable Securities and has not thereafter become effective or
(c) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

     3.7 Right to Withdraw. If the managing underwriter of any underwritten offering advise the holders of Registrable Securities included in such offering that the Registrable Securities covered by the registration statement cannot be sold in an orderly manner in such offering within a price range acceptable to the Majority Holders, then the Majority Holders will have the right to notify the Parent Corporation in writing that they have determined that the registration statement be abandoned or withdrawn, in which event the Parent Corporation will abandon or withdraw such registration statement. In the event of such abandonment or withdrawal, the Demand Registration pursuant to which the registration was abandoned or withdrawn will not count for purposes of the requests for Demand Registrations to which the Stockholders are entitled under this Agreement.

     3.8 Termination of Rights. The right to request Demand Registrations pursuant to this Section 3 will terminate as of the date the outstanding Registrable Securities in the aggregate represent less than 0.25 percent of the issued and outstanding shares of Parent Common Stock.

     SECTION 4. Piggyback Registrations.

     4.1 Right to Piggyback. Whenever the Parent Corporation proposes to register any shares of Parent Common Stock under the Securities Act (other than pursuant to a Demand Registration and other than registrations on Form S-4, Form S-8 or any similar or successor forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback

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Registration"), the Parent Corporation will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and of such holders' rights under this Section 4 and will include in such registration all Registrable Securities with respect to which the Parent Corporation has received written requests for inclusion therein no later than five days prior to the effective date of the registration statement. Subject to the provisions of this Section 4, the Parent Corporation will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Parent Corporation has been so requested to register by the holders of Registrable Securities. No registration effected under this Section
4.1 will relieve the Parent Corporation of its obligation to effect any registration upon request under Section 3.1.

     4.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Parent Corporation, and the managing underwriters advise the Parent Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Parent Corporation, the Parent Corporation will include in such registration (a) first, the securities the Parent Corporation proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (c) third, other securities requested to be included in such registration.

     4.3 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Parent Corporation's securities, and the managing underwriters advise the Parent Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Parent Corporation will include in such registration (a) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, and (b) second, other securities requested to be included in such registration.

     4.4 Piggyback Expenses. All Registration Expenses incurred in connection with any Piggyback Registration will be borne by the Parent Corporation.

     4.5 Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment bankers and managers for the offering must be approved by the Majority Holders; provided that Registrable Securities constitute at least 10 percent of the securities to be sold pursuant to such Piggyback Registration. Such approval will not be unreasonably withheld.

     4.6 Right to Withdraw. Any holder of Registrable Securities will have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to Section 4.1 at any time prior to the execution of any underwriting agreement with respect thereto by giving written notice to the Parent Corporation of its request to withdraw. Any such request for withdrawal will be irrevocable.

     SECTION 5. Holdback Agreement of the Parent Corporation. The Parent Corporation agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4, Form S-8 or any similar or successor forms), unless the underwriters managing the registered public offering otherwise agree in writing.

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     SECTION 6. Registration Procedures.  In connection with the Initial
Registration and whenever the holders of Registrable Securities have otherwise requested that any Registrable Securities be registered pursuant to this Agreement, the Parent Corporation will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Parent Corporation, except as otherwise provided in this Agreement, will as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Parent Corporation will furnish copies of all such documents proposed to be filed to the counsel selected by the Majority Holders (the "Holders' Counsel") and, in an underwritten offering, to counsel for the underwriters;

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and prospectus as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, in the case of the Initial Registration Statement, upon the expiration of the Initial Registration Period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish, without charge, to each seller of Registrable Securities and each underwriter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Parent Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) promptly notify each seller of such Registrable Securities (i) when the registration statement covering such Registrable Securities, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Securities and Exchange Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information, (iii) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Parent Corporation of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose and (v), at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the discovery or happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact required to be stated therein or necessary to

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     make the statements therein not misleading, and, at the request of any such seller, the Parent Corporation will prepare and furnish to each seller of Registrable Securities a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact required to be stated therein or necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Parent Corporation are then listed;

          (g) enter into such customary agreements (including underwriting agreements in customary form) in accordance with the provisions of Sections
     6.5 and 8.1;

          (h) otherwise comply with all applicable rules and regulations of the Securities and Exchange Commission;

          (i) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Parent Corporation will use its best efforts promptly to obtain the withdrawal of such order; and

          (j) obtain a cold comfort letter from the Parent Corporation's independent public accountants, and any other accountants whose opinions are included in such registration statement, in customary form and covering such matters of the type customarily covered by cold comfort letters as the Majority Holders reasonably request.

          (k) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

          (l) obtain an opinion of the Parent Corporation's and any other counsel reasonably requested by the Majority Holders in customary form and covering such matters of the type customarily covered by opinions of counsel as the Majority Holders reasonably request; provided that such Registrable Securities constitute at least 10 percent of the securities covered by such registration statement;

          (m) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Parent Corporation and Holders' Counsel to consummate the disposition of such Registrable Securities;

          (n) deliver promptly to Holders' Counsel and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Securities and Exchange Commission and the Parent Corporation, its counsel or auditors and all memoranda relating to (and allow the Holders' Counsel and any underwriters counsel to participate in) discussions with the Securities and Exchange Commission or its staff with respect to such registration statement; and

          (o) make available its employees and personnel and otherwise provide reasonable assistance to the underwriters (including by participating in meetings, drafting sessions, due diligence sessions and road shows) in their marketing of Registrable Securities.

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     If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Parent Corporation and if, in its good faith judgment, such holder is or might be deemed to be a controlling person of the Parent Corporation, such holder will have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder and presented to the Parent Corporation in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Parent Corporation's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Parent Corporation or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder will furnish to the Parent Corporation an opinion of counsel to such effect, which opinion and counsel will be reasonably satisfactory to the Parent Corporation.

     6.2 Unlegended Certificates. In connection with the offering of any Registrable Securities registered pursuant to this Agreement, the Parent Corporation will promptly after the sale of such Registrable Securities (a) facilitate the timely preparation and delivery to holders and the underwriters, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by such holders or such underwriters and
(b) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

     6.3 No Required Sale. Nothing in this Agreement will be deemed to create an independent obligation on the part of any holder of Registrable Securities to sell any Registrable Securities pursuant to any effective registration statement.

     6.4 Rule 144. The Parent Corporation will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Securities Exchange Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     6.5 Underwriting Agreement. If the Initial Offering or any Demand Registration is an underwritten offering, the Parent Corporation will enter into a customary underwriters agreement with a managing underwriter or underwriters which will be reasonably satisfactory in form and substance to the Majority Holders and will contain such representations and warranties by, and such other agreements on the part of, the Parent Corporation and such other terms as are generally prevailing in agreements of that type, including customary provisions relating to indemnification and contribution. The holders of Registrable Securities in such offering may, at their option, be parties to such underwriting agreement and require that any or all of the representations and warranties by, and other agreements on behalf of, the Parent Corporation to and for the benefit of the underwriters also be made to and for the benefit of such holders and that any and all of the conditions precedent to the obligations of such underwriters be conditions precedent to the obligations of such holders.

     SECTION 7. Indemnification.

     7.1 Parent Corporation Indemnification. The Parent Corporation agrees to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its directors, officers, partners (and the partners thereof, collectively, "Partners"), agents and affiliates and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities

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and expenses, joint or several, caused by (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, summary prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation by the Parent Corporation of any federal, state or common law, rule or regulation applicable to the Parent Corporation or relating to action required of or inaction by the Parent Corporation in connection with such registration, except insofar as such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, summary prospectus, preliminary prospectus, amendment or supplement which is contained in written information furnished to the Parent Corporation through an instrument duly executed by or on behalf of such holder, specifically stating that it is for use in the preparation thereof, or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Parent Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Parent Corporation will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     7.2 Holder Indemnification. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Parent Corporation in writing such information and affidavits as the Parent Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Parent Corporation, its directors and officers and each Person who controls the Parent Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, summary prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such holder through an instrument duly executed by or on behalf of such holder, specifically stating that it is for use in the preparation thereof, or resulting from such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Parent Corporation has furnished such holder with a sufficient number of copies of the same; provided that the liability of each indemnifying party will be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability.

     7.3 Resolution of Claims. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure of any indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and will not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 7) and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel, other than local and special counsel, for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party will, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     7.4 Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any director, officer, Partner, agent, affiliate or controlling Person of such indemnified party and will survive the transfer of securities.

     7.5 Contribution. If the indemnification provided for in this Section 7 is for any reason held by a court to be unavailable to an indemnified party under
Section 7.1 or 7.2 hereof in respect of any loss, claim, damage, liability and expenses, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 7.1 or 7.2 hereof, the indemnified party and the indemnifying party under Section 7.1 or 7.2 hereof will contribute to the aggregate losses, claims, damages, liabilities and expenses (including legal or other expenses reasonably incurred in connection with investigating the same),
(a) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such loss, claim, damage, liability or expense, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage, liability or expense, or action in respect thereof, as well as any other relevant equitable considerations, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7.5 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 7.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person will be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent will not be unreasonably withheld. Notwithstanding anything in this Section 7.5 to the contrary, no indemnifying party (other than the Parent Corporation) will be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such party from the sale of the Registrable Securities in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate.

     7.6 Other Indemnification. Indemnification and contribution similar to that specified in the preceding subsections of this Section 7 (with appropriate modifications) will be given by the Parent Corporation and holders of Registrable Securities participating in a registered offering with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this
Section 7 will be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract.

     7.7 Indemnification Payments. The indemnification and contribution required by this Section 7 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     SECTION 8. Participation in Registrations.

     8.1 Required Actions. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents consistent with the terms of this Agreement; provided that no holder of Registrable Securities included in any underwritten registration will be required to make any representations or warranties to the Parent Corporation or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution and any liability of such holder to any underwriter or other Person under such underwriting agreement will be limited to liability arising from breach of its representations and warranties and will be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration..

     8.2 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Parent Corporation will give each holder participating in such registration, its underwriters, if any, and its respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Securities and Exchange Commission, and each amendment thereof or supplement thereto, and give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Parent Corporation with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as is necessary or appropriate, in the opinion of each such registering holder and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     SECTION 9. Miscellaneous.

     9.1 No Inconsistent Agreements. The Parent Corporation has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. The rights granted to the Stockholders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Parent Corporation is a party or by which it is bound. The Parent Corporation is not a party to and will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. If the Parent Corporation enters into any other registration rights agreement after the date of this Agreement with respect to any of its securities containing terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Stockholders, then the terms and conditions of this Agreement will immediately be deemed to have been amended without further action by the Parent Corporation or the Stockholders so that the Stockholders will be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

     9.2 Remedies. The parties agree that irreparable damage would occur in the event that the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties will be entitled to specific performance of the terms of this Agreement, without posting a bond or other security, this being in addition to any other remedy to which they are entitled at law or in equity.

     9.3 Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Parent Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Parent Corporation has obtained the written consent of the holders of a majority of the Registrable Securities or, if the consent relates to a particular registration statement, by the Majority Holders. No other course of dealing between the Parent Corporation and the holder of any Registrable Securities or any delay in exercising any rights hereunder or under the Certificate of Incorporation will operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Registrable Securities held by the Parent Corporation or any of its Subsidiaries will not be deemed to be outstanding.

     9.4 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Stockholders' benefit as holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities, each of which will be deemed a Stockholder for all purposes under this Agreement.

     9.5 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     9.6 Counterparts; Effectiveness. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement will be effective as to a holder of Registrable Securities when this Agreement has been executed by the Parent Corporation and such holder.

     9.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     9.8 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient or when sent to the recipient by telecopy (receipt confirmed), one business day after the date when sent to the recipient by reputable express courier service (charges prepaid) or three business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Parent Corporation and the Stockholders at the addresses indicated below:

        If to the Parent Corporation:

           General Dynamics Corporation
           3190 Fairview Park Drive
           Falls Church, Virginia 22041-4523
           Attention: David A. Savner, Esq.
                     Senior Vice President and General Counsel
           Facsimile No: (703) 876-3125

        With a copy (which will not constitute notice) to:

           Jenner & Block
           601 13th Street, N.W.
           Washington, D.C. 20005
           Attention: Craig A. Roeder, Esq.
           Facsimile No: (202) 639-6066

        If to a Stockholder:

           c/o Forstmann Little & Co.
           767 Fifth Avenue
           New York, New York 10153
           Attention: Sandra J. Horbach
           Facsimile No: (212) 759-9059

        With a copy (which will not constitute notice) to:

           Fried, Frank, Harris, Shriver & Jacobson
           One New York Plaza
           New York, New York 10004
           Attention: Stephen Fraidin, P.C.
                     Aviva Diamant, Esq.
           Facsimile No: (212) 859-4000

or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party.

     9.9 No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the Parent Corporation and the Stockholders and their respective successors and permitted assigns.

     9.10 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

     9.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Any reference to any federal, state, local, or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The use of the word "including" in this Agreement means "including without limitation" and is intended by the parties to be by way of example rather than limitation.

     8.12 Consent to Jurisdiction. Each of the parties to this Agreement submits to the jurisdiction of any state or federal court sitting in Wilmington, Delaware, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties to this Agreement waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.

     8.13 GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.

                         *      *      *      *      *

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first written above.

                                          GENERAL DYNAMICS CORPORATION

                                          By
                                          --------------------------------------
                                          Name:
                                          Title:

                                          FORSTMANN LITTLE & CO.
                                          SUBORDINATED DEBT AND EQUITY
                                          MANAGEMENT BUYOUT PARTNERSHIP--IV,
                                          L.P.

                                          By FLC XXIX PARTNERSHIP, L.P.
                                             Its General Partner

                                          By
                                          --------------------------------------
                                                      General Partner

                                                GULFSTREAM PARTNERS, L.P.

                                          By FLC XXI PARTNERSHIP
                                             Its General Partner

                                          By
                                          --------------------------------------
                                                      General Partner

                                               GULFSTREAM PARTNERS II, L.P.

                                          By FLC XXIV PARTNERSHIP
                                             Its General Partner

                                          By
                                          --------------------------------------
                                                      General Partner



                                          --------------------------------------
                                          Name: Lynn Forester, Stockholder
                                                -------------


                                          --------------------------------------
                                          Name: Henry A. Kissinger, Stockholder
                                                ------------------


                                          --------------------------------------
                                          Name: Mark H. McCormack, Stockholder
                                                -----------------


                                          --------------------------------------
                                          Name: Michael S. Ovitz, Stockholder
                                                ----------------


                                          --------------------------------------
                                          Name: Joseph Kent Walker, Stockholder
                                                ------------------


                                          --------------------------------------
                                          Name: Preston A. Henne, Stockholder
                                                -----------------


                                          --------------------------------------
                                          Name: Thomas D. Bell, Jr., Stockholder
                                                -------------------